                                                                     EXHIBIT 4.2

================================================================================





                       Phoenix Duff & Phelps Corporation


                                       TO


                   Harris Trust and Savings Bank, as Trustee


                                 -------------


                                   INDENTURE


                                 -------------



                           Dated as of April 1, 1998



                6% Convertible Subordinated Debentures due 2015





================================================================================

                    ---------------------------------------


                 Reconciliation and tie between Trust Indenture
              Act of 1939 and Indenture, dated as of April 1, 1998

Trust Indenture
 Act Section                                                Indenture Section
 -----------                                                -----------------
(S) 310(a)(1)...........................................    609
       (a)(2)...........................................    609
       (a)(3)...........................................    Not Applicable
       (a)(4)...........................................    Not Applicable
       (a)(5)...........................................    609
       (b)..............................................    608
                                                            610
(S)311(a)...............................................    613
       (b)..............................................    613
       (b)(2)...........................................    703
       (c)..............................................    Not Applicable
(S) 312(a)..............................................    701
                                                            702(a)
       (b)..............................................    702(b)
       (c)..............................................    702(c)
(S) 313(a)..............................................    703
       (b)..............................................    703
       (c)..............................................    703
       (d)..............................................    703
(S) 314(a)..............................................    704
       (b)..............................................    Not Applicable
       (c)(1)...........................................    102
       (c)(2)...........................................    102
       (c)(3)...........................................    Not Applicable
       (d)..............................................    Not Applicable
       (e)..............................................    102
(S) 315(a)..............................................    601(a)
       (b)..............................................    602
                                                            703
       (c)..............................................    601(b)
       (d)(1)...........................................    601(a)(1)
       (d)(2)...........................................    601(c)(2)
       (d)(3)...........................................    601(c)(3)
       (e)..............................................    514
(S) 316(a)..............................................    101
       (a)(1)(A)........................................    502
                                                            512
       (a)(1)(B)........................................    513
       (a)(2)...........................................    Not Applicable
       (b)..............................................    508
       (c)..............................................    104(e)
(S) 317(a)(1)...........................................    503
       (a)(2)...........................................    504
       (b)..............................................    1003
(S) 318(a)..............................................    107

---------------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                               -----------------


RECITALS OF THE COMPANY...................................................... 1

                                  ARTICLE ONE
                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

SECTION 101. Definitions..................................................... 1
        "Act"................................................................ 2
        "Affiliate".......................................................... 2
        "Agent".............................................................. 2
        "Authenticating Agent"............................................... 2
        "Board of Directors"................................................. 2
        "Board Resolution"................................................... 2
        "Business Day"....................................................... 2
        "Closing Price"...................................................... 2
        "Commission"......................................................... 2
        "Common Stock"....................................................... 3
        "Company"............................................................ 3
        "Company Request" or "Company Order"................................. 3
        "Conversion Agent"................................................... 3
        "Corporate Trust Office"............................................. 3
        "Corporation"........................................................ 3
        "Defaulted Interest"................................................. 3
        "Event of Default"................................................... 3
        "Holder"............................................................. 3
        "Indenture".......................................................... 3
        "Interest Payment Date".............................................. 3
        "Maturity"........................................................... 3
        "Officers' Certificate".............................................. 3
        "Opinion of Counsel"................................................. 3
        "Outstanding"........................................................ 4
        "Paying Agent"....................................................... 4
        "Person"............................................................. 4
        "Predecessor Security"............................................... 4
        "Preferred Stock".................................................... 4
        "Redemption Date,"................................................... 5
        "Redemption Price"................................................... 5
        "Regular Record Date"................................................ 5
        "Responsible Officer"................................................ 5
        "Security Register" and "Security Registrar"......................... 5
        "Senior Indebtedness"................................................ 5
        "Special Record Date"................................................ 6
        "Stated Maturity".................................................... 6
        "Subsidiary"......................................................... 6
        "Trading Day"........................................................ 6
        "Trustee"............................................................ 6
        "Trust Indenture Act"................................................ 6
        "U.S. Government Obligations"........................................ 6
        "Vice President"..................................................... 7
SECTION 102. Compliance Certificates and Opinions............................ 7
SECTION 103. Form of Documents Delivered to Trustee.......................... 7
SECTION 104. Acts of Holders................................................. 8
SECTION 105. Notice, Etc., to Trustee and the Company........................ 9

SECTION 106.  Notice to Holders; Waiver.....................................   9
SECTION 107.  Conflict with Trust Indenture Act.............................   9
SECTION 108.  Effect of Headings and Table of Contents......................  10
SECTION 109.  Successors and Assigns........................................  10
SECTION 110.  Separability Clause...........................................  10
SECTION 111.  Benefits of Indenture.........................................  10
SECTION 112.  Governing Law.................................................  10
SECTION 113.  Legal Holidays................................................  10
SECTION 114.  Execution in Counterparts.....................................  10
SECTION 115.  The Company's Obligations.....................................  10

                                  ARTICLE TWO
                                SECURITY FORMS
SECTION 201.  Forms Generally...............................................  11

                                 ARTICLE THREE
                                THE SECURITIES

SECTION 301.  Title and Terms...............................................  11
SECTION 302.  Denominations of Securities...................................  12
SECTION 303.  Execution, Authentication, Delivery and Dating................  12
SECTION 304.  Temporary Securities..........................................  12
SECTION 305.  Registrar.....................................................  13
SECTION 307.  Payment of Interest; Interest Rights Preserved................  14
SECTION 308.  Persons Deemed Owners.........................................  16
SECTION 310.  Computation of Interest.......................................  16
SECTION 311.  CUSIP Numbers.................................................  16

                                 ARTICLE FOUR
                          SATISFACTION AND DISCHARGE

SECTION 401.  Satisfaction and Discharge of Indenture.......................  16
SECTION 402.  Application of Trust Money....................................  17
SECTION 403.  Reinstatement.................................................  18

                                 ARTICLE FIVE
                          EVENTS OF DEFAULT; REMEDIES

SECTION 501.  Events of Default.............................................  18
SECTION 502.  Acceleration of Maturity; Rescission and Annulment............  19
SECTION 503.  Collection of Indebtedness and Suits for Enforcement
              by Trustee....................................................  20
SECTION 504.  Trustee May File Proofs of Claim..............................  21
SECTION 505.  Trustee May Enforce Claims Without Possession of Securities...  21
SECTION 506.  Application of Money Collected................................  21
SECTION 507.  Limitation on Suits...........................................  22
SECTION 508.  Unconditional Right of Holders to Receive Principal,
              Premium and Interest and to Convert...........................  23
SECTION 509.  Restoration of Rights and Remedies............................  23
SECTION 510.  Rights and Remedies Cumulative................................  23
SECTION 511.  Delay or Omission Not Waiver..................................  23
SECTION 512.  Control by Holders............................................  23
SECTION 513.  Waiver of Past Defaults.......................................  24
SECTION 514.  Undertaking for Costs.........................................  24
SECTION 515.  Waiver of Stay or Extension Laws..............................  25

                                  ARTICLE SIX
                                  THE TRUSTEE

SECTION 601.  Certain Duties and Responsibilities...........................  25
SECTION 602.  Notice of Defaults............................................  26

SECTION 603.  Certain Rights of Trustee...................................... 26
SECTION 604.  Not Responsible for Recitals or Issuance of Securities......... 28
SECTION 605.  Trustee May Hold Securities.................................... 28
SECTION 606.  Money Held in Trust............................................ 28
SECTION 607.  Compensation and Reimbursement................................. 28
SECTION 608.  Disqualification; Conflicting Interests........................ 29
SECTION 609.  Corporate Trustee Required; Eligibility........................ 29
SECTION 610.  Resignation and Removal; Appointment of Successor.............. 29
SECTION 611.  Acceptance of Appointment by Successor......................... 31
SECTION 612.  Merger, Conversion, Consolidation or Succession to Business.... 31
SECTION 613.  Preferential Collection of Claims Against Company.............. 31
SECTION 614.  Appointment of Authenticating Agent............................ 31

                                 ARTICLE SEVEN
                          HOLDERS' LISTS AND REPORTS
                            BY TRUSTEE AND COMPANY

SECTION 701.  Company to Furnish Trustee Names and Addresses of Holders...... 33
SECTION 702.  Preservation of Information; Communications To Holders......... 33
SECTION 703.  Reports by Trustee............................................. 34
SECTION 704.  Reports by Company............................................. 34

                                 ARTICLE EIGHT
                      CONSOLIDATION, MERGER, CONVEYANCE,
                               TRANSFER OR LEASE

SECTION 801.  Company May Consolidate, Etc., Only on Certain Terms........... 35
SECTION 802.  Successor Corporation Substituted.............................. 36

                                 ARTICLE NINE
                            SUPPLEMENTAL INDENTURES

SECTION 901.  Supplemental Indentures Without Consent of Holders............. 36
SECTION 902.  Supplemental Indentures with Consent of Holders................ 37
SECTION 903.  Execution of Supplemental Indentures........................... 38
SECTION 904.  Effect of Supplemental Indentures.............................. 38
SECTION 905.  Conformity with Trust Indenture Act............................ 38
SECTION 906.  Reference in Securities to Supplemental Indentures............. 38
SECTION 907.  Notice of Supplemental Indenture............................... 38
SECTION 908.  Revocation and Effect of Consents.............................. 39

                                  ARTICLE TEN
                                   COVENANTS

SECTION 1001. Payment of Principal, Premium and Interest..................... 39
SECTION 1002. Maintenance of Office or Agency................................ 39
SECTION 1003. Money for Security Payments to Be Held in Trust................ 40
SECTION 1004. Corporate Existence............................................ 41
SECTION 1005. Limitation on Dividends and Other Distributions................ 41
SECTION 1006. Statement by Officers as to Default............................ 41
SECTION 1007. Waiver of Certain Covenants.................................... 42

                                ARTICLE ELEVEN
                           REDEMPTION OF SECURITIES

SECTION 1101. Right of Redemption............................................ 42
SECTION 1102. Applicability of Article....................................... 42
SECTION 1103. Election to Redeem; Notice to Trustee.......................... 42
SECTION 1104. Selection by Trustee of Securities to Be Redeemed.............. 43
SECTION 1105. Notice of Redemption........................................... 43
SECTION 1106. Deposit of Redemption Price.................................... 44

SECTION 1107.  Securities Payable on Redemption Date......................... 44
SECTION 1108.  Securities Redeemed in Part................................... 45

                                ARTICLE TWELVE
                           CONVERSION OF SECURITIES

SECTION 1201.  Right of Conversion........................................... 45
SECTION 1202.  Issuance of Common Stock; Time of Conversion.................. 46
SECTION 1203.  No Adjustments in Respect of Interest or Dividends............ 46
SECTION 1204.  Adjustment of Conversion Rate................................. 47
SECTION 1205.  No Fractional Shares.......................................... 49
SECTION 1206.  Conversion in Case of Consolidation, Merger or Sale
               of Assets..................................................... 50
SECTION 1207.  Notice of Certain Corporate Action............................ 50
SECTION 1208.  Shares to be Reserved; Accounting Treatment of
               Consideration................................................. 51
SECTION 1209.  Registration and Listing of Shares............................ 51
SECTION 1210.  Taxes and Charges............................................. 52
SECTION 1211.  Trustee and Conversion Agents Not Liable...................... 52

                               ARTICLE THIRTEEN
                          SUBORDINATION OF SECURITIES

SECTION 1301.  Securities Subordinate to Senior Indebtedness................. 52
SECTION 1302.  Payment Over of Proceeds Upon Dissolution, Etc................ 53
SECTION 1303.  Prior Payment to Senior Indebtedness Upon Acceleration
               of Securities................................................. 54
SECTION 1304.  No Payment When Senior Indebtedness in Default................ 54
SECTION 1305.  Payment Permitted if No Default............................... 55
SECTION 1306.  Subrogation to Rights of Holders of Senior Indebtedness....... 55
SECTION 1307.  Provisions Solely to Define Relative Rights................... 55
SECTION 1308.  Trustee to Effectuate Subordination........................... 56
SECTION 1309.  No Waiver of Subordination Provisions......................... 56
SECTION 1310.  Notice to Trustee............................................. 57
SECTION 1311.  Reliance on Judicial Order or Certificate of
               Liquidating Agent............................................. 57
SECTION 1312.  Trustee Not Fiduciary for Holders of Senior Indebtedness...... 58
SECTION 1313.  Rights of Trustee as Holder of Senior Indebtedness;
               Preservation of Trustee's Rights.............................. 58
SECTION 1314.  Article Applicable to Paying Agents........................... 58

EXHIBITS

Exhibit A - Form of Security

    INDENTURE, dated as of April 1, 1998, between Phoenix Duff & Phelps Corporation, a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 56 Prospect Street, Hartford, Connecticut 06115, and Harris Trust and Savings Bank, a banking corporation duly organized and existing under the laws of the State of Illinois, as Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY


    The Company has duly authorized the creation of an issue of its 6% Convertible Subordinated Debentures due 2015 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.


    All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.


                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

    For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

 SECTION 101. Definitions.

    For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

         (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Six, are defined in that Article.

     "Act" when used with respect to any Holder, has the meaning specified in
Section 104.

     "Affiliate" of any specified Person means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities or by agreement or otherwise.

     "Agent" means any Security Registrar, Paying Agent, Conversion Agent, Authenticating Agent or agent for service of notices and demands.

     "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

     "Board of Directors" means either the Board of Directors of the Company or any duly authorized committee of that Board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in Chicago, Illinois or New York City, New York are authorized or obligated by law or executive order to close.

     "Closing Price" shall mean with respect to the shares of Common Stock of the Company on any day, (i) the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange, or (ii) if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, the last reported sales price regular way, or in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading, or (iii) if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose, or (iv) if such prices in the over-the-counter market are not available, the fair market value set by, or in a manner established by, the Board of Directors in good faith.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" means the shares of the Common Stock of the Company, par value $.01 per share, and any stock into which such Common Stock may hereinafter be changed.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Conversion Agent" has the meaning specified in Section 1002.

     "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 311 West Monroe Street, Chicago, IL 60606 Attention: Indenture Trust Division.

     "Corporation" means a corporation, association, company, joint-stock company or business trust.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Event of Default" has the meaning specified in Section 501.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

     "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

         (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

         (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" has the meaning specified in Section 1002.

     "Person" means any individual, Corporation, limited liability company, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Preferred Stock" shall mean the Series A Convertible Exchangeable Preferred Stock of the Company, par value $.01 per share, created under a Certificate of Designation, Voting

Powers, Preferences and Rights which was filed by the Company with the Secretary of State of the State of Delaware on October 27, 1995.

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date means the February 20, May 20, August 20, or November 20 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

     "Responsible Officer," when used with respect to the Trustee, means the chairman or any vice chairman of the board of directors, the chairman or any vice chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Senior Indebtedness" means the principal of, premium, if any, and unpaid interest on (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-filing interest is allowed in such proceeding), fees, charges, expenses, reimbursement and indemnification obligations, and all other amounts payable under or in respect of, the following, whether outstanding at the date hereof or hereafter incurred, created, assumed or guaranteed: (a) indebtedness of the Company for money borrowed whether or not evidenced by notes, drafts or other written obligations, (b) indebtedness of the Company evidenced by notes payable and drafts accepted representing extensions of credit, (c) that portion of obligations of the Company as lessee under capitalized leases that is properly classified as a liability on the Company's balance sheet in accordance with generally accepted accounting principles, (d) any balance owed for all or any part of the deferred purchase price of property or services, which purchase price is due more than six months from the date of incurrence of the obligation in respect thereof (except any such balance that constitutes (i) a trade payable or an accrued liability arising in the ordinary course of business or (ii) a trade draft or note payable issued in the ordinary course of business in connection with the purchase of goods or services) if and to the extent such debt would appear as a liability upon the Company's balance sheet prepared in accordance with generally accepted accounting principles, (e) indebtedness of others of any of the kinds described in the preceding clauses (a) through (d) assumed or guaranteed by the Company and (f) deferrals, amendments, renewals, extensions and refundings of, and indebtedness and obligations of a successor Person issued in exchange for or in replacement of, indebtedness or obligations of the kinds described in the preceding clauses (a) through (e); provided, however, that the following shall not constitute Senior Indebtedness: (i) any indebtedness or obligation as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such indebtedness or obligation is subordinate in right of payment to all other indebtedness of the Company not expressly subordinated to such indebtedness or obligation; (ii) any indebtedness or obligation which by its terms refers explicitly to the Securities issued hereunder and states that such indebtedness or obligation shall not be senior in right of payment thereto; (iii) any indebtedness or obligation of the Company in respect of the Securities and (iv) any indebtedness or obligation of the Company to any Subsidiary; provided, further, that in computing "Senior Indebtedness," there shall be excluded any particular indebtedness if, upon or prior to the maturity thereof and at the time of determination of such indebtedness, there shall have been deposited with a depositary in trust money (or evidence of indebtedness if permitted by the instrument creating such indebtedness) in the necessary amount to pay, redeem or satisfy such indebtedness as it becomes due, and the amount so deposited shall not be included in any computation of the assets of the Company.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity," when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

     "Subsidiary" means (i) a Corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries, or (ii) a partnership in which the Company or one of the other Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Trading Day" means any day on which trading takes place (a) if the Common Stock is then listed or admitted to trading on a national securities exchange, on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) in the over-the-counter-market and prices reflecting such trading are published by the National Association of Securities Dealers Automated Quotation System.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S. Code "77aaa-77bbbb"), as amended by the Trust Indenture Reform Act of 1990 and as in effect on the date of this Indenture.

     "U.S. Government Obligations" means direct, non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the timely payment of which the full faith and credit of the United States of America is pledged.

     "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

 SECTION 102. Compliance Certificates and Opinions.

    Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

    Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

 SECTION 103. Form of Documents Delivered to Trustee.

    In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

    Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous.

    Any such certificate or Opinion of Counsel may be based upon certificates of public officials and, insofar as it relates to factual matters, upon certificates or opinions of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificates or opinions or representations with respect to such matters are erroneous.

    Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

 SECTION 104. Acts of Holders.

    (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

    (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

    (c) The ownership of Securities shall be proved by the Security Register.

    (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

    (e) The Company or, after the occurrence of a default, the Trustee, may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any Act by the Holders, which record date shall not be less than fifteen days before the date of the vote or the consent. If the Company or the Trustee, as the case may be, does not establish a record date for a vote or consent, such record date shall be the later of thirty days prior to the first solicitation of such vote or consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 312 of the Trust Indenture Act prior to the solicitation of such consent or vote.

 SECTION 105. Notice, Etc., to Trustee and the Company.

    Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

         (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

 SECTION 106. Notice to Holders; Waiver.

    Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

    In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

 SECTION 107. Conflict with Trust Indenture Act.

    If any provision hereof limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required or deemed to be included provision shall control.

 SECTION 108. Effect of Headings and Table of Contents.

    The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

 SECTION 109. Successors and Assigns.

    All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

 SECTION 110. Separability Clause.

    In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

 SECTION 111. Benefits of Indenture.

    Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

 SECTION 112. Governing Law.

    This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

 SECTION 113. Legal Holidays.

    In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) or conversion of the Securities need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, or on such last day for conversion, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

 SECTION 114. Execution in Counterparts.

    This Indenture may be executed by the parties hereto in any number of counterparts, and by each of the parties hereto in separate counterparts, and when so executed and delivered, each of such counterparts shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

 SECTION 115. The Company's Obligations.

    No recourse may be taken, directly or indirectly, against any shareholder, officer, member of the Board of Directors or employee of the Company (or of any predecessor or successor of the Company) with respect to the Company's obligations under this Indenture or any Officers' Certificate or other certificate or other writing delivered in connection herewith.


                                  ARTICLE TWO

                                 SECURITY FORMS

 SECTION 201. Forms Generally.

    The Securities and the Trustee's certificate of authentication shall be in substantially the form set forth in Exhibit A, which is incorporated in and made a part of this Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

    The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                                 ARTICLE THREE

                                 THE SECURITIES

 SECTION 301. Title and Terms.

    The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $81,575,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 304, 305, 306, 906, 1108 or 1201.

    The Securities shall be known and designated as the "6% Convertible Subordinated Debentures due 2015" of the Company. Their Stated Maturity shall be November 1, 2015 and they shall bear interest at the rate of 6% per annum, from April 3, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable quarterly on March 10, June 10, September 10 and December 10, commencing June 10, 1998 until the principal thereof is paid or made available for payment.

    The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

    The Securities shall be redeemable as provided in Article Eleven.

    The Securities shall be convertible as provided in Article Twelve.

    The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Thirteen.

 SECTION 302. Denominations of Securities.

    The Securities shall be issuable only in registered form without coupons and only in denominations of $25.00 and any integral multiple thereof.

 SECTION 303. Execution, Authentication, Delivery and Dating.

    The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon or affixed thereto attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

    Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date as of which such Securities were dated.

    At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

    Each Security shall be dated the date of its authentication.

    No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

 SECTION 304. Temporary Securities.

    Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

    If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

 SECTION 305. Registrar.

    The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities ("Security Registrar").

    Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount, all as requested by the transferor.

    At the option of the Holder, a Security may be exchanged for one or more Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Security to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

    All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

    Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

    No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1108 not involving any registration of transfer.

SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.

    If any mutilated Security is surrendered to the Trustee, the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, a new Security of like tenor and principal amount and bearing a number not contemporaneously Outstanding.

    If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously Outstanding.

    In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, direct the Trustee or Paying Agent to pay such Security on its due date.

    Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

    Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

    The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

 SECTION 307. Payment of Interest; Interest Rights Preserved.

    Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

    Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in paragraph (a) or (b) below:

         (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this paragraph provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following paragraph
     (b); or

         (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this paragraph, such manner of payment shall be deemed practicable by the Trustee.

    Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

    In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

 SECTION 308. Persons Deemed Owners.

    Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of any principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.  Cancellation.

    All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

 SECTION 310. Computation of Interest.

    Interest on the Securities shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

 SECTION 311. CUSIP Numbers.

    The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and if so, the Trustee shall use CUSIP numbers in notices of redemption, conversion or exchange as a convenience to Holders provided that any such notice shall state that no representation is made as to the correctness or accuracy of the CUSIP numbers either as printed on the Securities or as contained in any notice of redemption, conversion or exchange and that reliance may be placed only in the other identification numbers printed in the Securities and any such redemption, conversion or exchange shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

                                 ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

 SECTION 401. Satisfaction and Discharge of Indenture.

    This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for and except for the rights, duties and obligations of the Trustee, any Conversion Agent, any Paying Agent and the Securities Registrar to complete their obligations under this Indenture and to pay the Securities), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

          (a) either:

              (i) all Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
          Section 1003) have been delivered to the Trustee for cancellation; or

              (ii) the Company, with respect to all such Securities not theretofore delivered to the Trustee for cancellation, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of all Securities, money or U.S. Government Obligations or a combination thereof, sufficient without regard to investment or reinvestment thereof to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and such other documents and assurances as the Trustee may reasonably request.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Holders under Section 403 and to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money or U.S. Government Obligations shall have been deposited with the Trustee pursuant to clause (ii) of paragraph (a) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive. Funds deposited with the Trustee pursuant to this Section shall not be subject to the provisions of Article Thirteen.

 SECTION 402. Application of Trust Money.

    Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

 SECTION 403. Reinstatement.

    If the Trustee or any Paying Agent is unable to apply any money in accordance with this Article by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article until such time as the Trustee or any Paying Agent is permitted to apply all such money in accordance with this Article; provided, however, that if the Company has made any payment of principal or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payments from the money held by the Trustee or any Paying Agent.


                                  ARTICLE FIVE

                          EVENTS OF DEFAULT; REMEDIES

 SECTION 501. Events of Default.

    "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Thirteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

         (b) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

         (c) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least a majority in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (d) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

         (e) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

 SECTION 502. Acceleration of Maturity; Rescission and Annulment.

    If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than a majority in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders) and upon any such declaration such principal shall become immediately due and payable.

    At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the

Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (a) the Company has paid or deposited with the Trustee a sum sufficient to pay:

              (i) all overdue interest on all Securities;

              (ii) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities;

              (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities; and

              (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (b) all Events of Default, other than the nonpayment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

     No such rescission or annulment shall affect any subsequent default or impair any right consequent thereon.

 SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if:

          (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days; or

          (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof;

then the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

    If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

 Section 504. Trustee May File Proofs of Claim.

    In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

         (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

         (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

    Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

 SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

    All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel pursuant to
Section 607, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

 SECTION 506. Application of Money Collected.

    Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in the case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the Trustee for payment of costs and expenses of collection, including all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607;

         SECOND: To the payment of all Senior Indebtedness to the extent required by Article Thirteen;

         THIRD: To the payment of the amounts then due and unpaid for principal of (and premium if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

         FOURTH:  To the Company.

    The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section.

 SECTION 507. Limitation on Suits.

    Subject to Section 508, a Holder of any Security shall not have any right to institute any suit, action or proceeding, at law or in equity or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy under or upon this Indenture, unless:

         (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

         (b) the Holders of not less than a majority in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

  SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest and to Convert.

    Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to convert such Security in accordance with Article Twelve and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

 SECTION 509. Restoration of Rights and Remedies.

    If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

 SECTION 510. Rights and Remedies Cumulative.

    Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

 SECTION 511.  Delay or Omission Not Waiver.

    No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

 SECTION 512.  Control by Holders.

    The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that:

         (a) such direction shall not be in conflict with any rule of law or with this Indenture and provided further that (subject to the provisions of Section 601) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Company shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction shall be unduly prejudicial to the interests of Holders of the Securities not joining in the giving of said direction, it being understood that (subject to Section 601) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders; and

         (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

 SECTION 513. Waiver of Past Defaults.

    The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default:

         (a) in the payment of the principal of (or premium, if any) or interest on any Security, which shall require the consent of the Holder of each Outstanding Security affected; or

         (b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

 SECTION 514. Undertaking for Costs.

    All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit, action or proceeding for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, action or proceeding and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section shall not apply to any suit, action or proceeding instituted by the Company, to any suit, action or proceeding instituted by the Trustee, to any suit, action or proceeding instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit, action or proceeding instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date) or for the enforcement of the right to convert any Security in accordance with Article Twelve.

 SECTION 515. Waiver of Stay or Extension Laws.

    The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  THE TRUSTEE

 SECTION 601. Certain Duties and Responsibilities.

    (a) Except during the continuance of an Event of Default:

         (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

         (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

    (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

    (c) Subject to Section 604, no provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

         (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

         (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

         (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

         (iv) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

    (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

 SECTION 602. Notice of Defaults.

    Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by first class mail, postage prepaid, to all Holders, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

 SECTION 603. Certain Rights of Trustee.

    Subject to the provisions of Section 601:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonable to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (h) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder;

         (i) the permissive rights to do things enumerated in this Indenture shall not be construed as a duty; and

         (j) except for (i) a default under Sections 501(a) or (b) hereof, or
     (ii) any other event of which the Trustee has actual knowledge and which event, with the giving of notice or the passage of time or both, would constitute an Event of Default under the Indenture, the Trustee shall not be deemed to have notice of any default or Event of Default unless specifically notified in writing of such event by the Company or the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding; as used herein, the term "actual knowledge" means the actual fact or statement of knowing without any duty to make any investigation with regard thereto.

 SECTION 604. Not Responsible for Recitals or Issuance of Securities.

    The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

 SECTION 605. Trustee May Hold Securities.

    The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar, any Conversion Agent or any other Agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar, Conversion Agent or such other Agent.

 SECTION 606. Money Held in Trust.

    Money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

 SECTION 607. Compensation and Reimbursement.

    The Company agrees:

         (a) to pay to the Trustee from time to time such reasonable compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

         (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability, damage, claims or expense, including taxes (other than taxes based upon, measured by or determined by income of the Trustee), incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the duties imposed by this Indenture or the trusts hereunder or performance of its duties hereunder, including the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

 SECTION 608. Disqualification; Conflicting Interests.

         (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or, unless the Trustee's duty to resign is stayed as provided in
     Section 310(b) of the Trust Indenture Act, resign, and the Company shall take prompt steps to have a successor appointed, in the manner and with the effect hereinafter specified in this Article.

         (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section, the Trustee shall, within 10 days after the expiration of such 90-day period, or, if the Trustee's duty is stayed, after the end of such stay, transmit by mail to all Holders, as their names and addresses appear in the Security Register, and to the Company notice of such failure.

         (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest if the Trustee has a conflict within the provisions of Section 310(b) of the Trust Indenture Act.

 SECTION 609. Corporate Trustee Required; Eligibility.

    This Indenture shall always have a Trustee who satisfies the requirements of
Section 310(a)(1) of the Trust Indenture Act. There shall at all times be a Trustee hereunder which shall be a Corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, state or District of Columbia authority. Neither the Company nor any other obligor upon the Securities or any person directly or indirectly controlling, controlled by or under common control with the Company or such obligor shall be eligible to serve as Trustee under this Indenture. If such Corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

 SECTION 610. Resignation and Removal; Appointment of Successor.

    (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

    (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

    (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

    (d)  If at any time:

         (i) the Trustee shall fail to comply with Section 608(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months; or

         (ii) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder; or

         (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (A) the Company by a Board Resolution may remove the Trustee, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

    (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any reason, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, subject to Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

    (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

 SECTION 611. Acceptance of Appointment by Successor.

    Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

    No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

 SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

    Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

 SECTION 613.  Preferential Collection of Claims Against Company.

    The Trustee shall comply with Section 311 of the Trust Indenture Act.

 SECTION 614.  Appointment of Authenticating Agent.

    The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Whenever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, state or District of Columbia authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

    Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

    An Authenticating Agent may resign at any time by giving 30 days' written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving 30 days' written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating

Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

    The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

    If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

    This is one of the Securities described in the within-mentioned Indenture.

                                  Harris Trust and Savings Bank,
                                  As Trustee



Dated:
       -------------------------  --------------------------------


                                    By
                                      ------------------------------
                                        As Authenticating Agent


                                    By
                                      ------------------------------
                                        Authorized Signatory



                                 ARTICLE SEVEN

                           HOLDERS' LISTS AND REPORTS
                             BY TRUSTEE AND COMPANY

 SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

    The Company will furnish or cause to be furnished to the Trustee

    (a) quarterly, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

    (b) at such other times as the Trustee may request in writing, within 15 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

 SECTION 702. Preservation of Information; Communications To Holders.

    (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

    (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

         (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a); or

         (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

If the Trustee shall elect not to afford such applicants access to such information provided in clause (i) above, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

    (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

 SECTION 703. Reports by Trustee.

    The Trustee shall provide the reports required by Section 313 of the Trust Indenture Act to the Persons and in the manner specified in such Section 313. The Company will notify the Trustee when the Securities are listed on any stock exchange.

 SECTION 704. Reports by Company.

    The Company shall:

         (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; and

         (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations.


                                 ARTICLE EIGHT

                       CONSOLIDATION, MERGER, CONVEYANCE,
                               TRANSFER OR LEASE

      SECTION 801.   Company May Consolidate, Etc., Only on Certain Terms.

    The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease all or substantially all of its assets as an entirety to any Person in any transaction in which the Company is not the continuing or surviving entity unless:

         (a) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 1206;

         (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

         (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

 Section 802. Successor Corporation Substituted.

    Upon any consolidation of the Company with or merger of the Company into any other Person or any conveyance, transfer or lease of the assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities for any obligations or covenants arising after the date the successor Person has been named as the Company herein.


                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

 SECTION 901. Supplemental Indentures Without Consent of Holders.

    Without prior notice to or the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another Person to the Company pursuant to Section 801 hereof and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

         (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

         (3) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Section 1206; or

         (4) to add additional Events of Default; or

         (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the Indenture and the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

         (6) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, to eliminate any conflict between the terms of this Indenture or the Securities and the Trust Indenture Act or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with any provision of this Indenture; provided such other provisions shall not adversely affect the interests of the Holders of Outstanding Securities in any material respect.

 SECTION 902. Supplemental Indentures with Consent of Holders.

    With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:


        (a) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or adversely affect the right to convert any Security as provided in Article Twelve (except as permitted by Section 901), or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders; or

        (b) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

        (c) modify any of the provisions of this Section, Section 508, Section 513 or Section 1007, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

   It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental Indenture, but it shall be sufficient if such Act shall approve the substance thereof.

    SECTION 903.  Execution of Supplemental Indentures.

   In executing, or accepting any additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

    SECTION 904.  Effect of Supplemental Indentures.

   Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

    SECTION 905.  Conformity with Trust Indenture Act.

   Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

    SECTION 906.  Reference in Securities to Supplemental Indentures.

   Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

    SECTION 907.  Notice of Supplemental Indenture.

   Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to Section 902, the Company shall mail to the Holders of Securities a notice to their addresses as they appear on the Security Register, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail such notice or any defect therein, shall not, however, in any way impair or effect the validity of any such supplemental indenture.

    SECTION 908.  Revocation and Effect of Consents.

   Subject to this Indenture, each amendment, waiver or instrument evidencing other action shall become effective in accordance with its terms. Until an amendment, waiver or other action becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder even if notation of the consent is not made on any Security. Any such Holder or subsequent Holder, however, may revoke the consent as to his Security or portion of a Security, if the Trustee receives the notice of revocation before the date the amendment, waiver or other action becomes effective.

   The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies) and only those persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consent from Holders of the principal amount of Securities required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

   After an amendment, waiver or other action becomes effective, pursuant to
Section 513, Section 901, Section 902 or Section 1007, as the case may be, it shall bind every Holder of Securities.


                                  ARTICLE TEN

                                   COVENANTS

    SECTION 1001.  Payment of Principal, Premium and Interest.

   The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

    SECTION 1002.  Maintenance of Office or Agency.

   The Company will maintain an office or agency where Securities may be presented or surrendered for payment ("Paying Agent"), where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion ("Conversion Agent") and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. The Trustee is hereby initially appointed Paying Agent, Conversion Agent and Agent for service of notices and demands.

   If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its Agent to receive all such presentations, surrenders, notices and demands.

   The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes.
The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

    SECTION 1003.  Money for Security Payments to Be Held in Trust.

   If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

   Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

   The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

        (a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

        (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

        (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

   The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

   Subject to any applicable abandoned property law, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

    SECTION 1004.  Corporate Existence.

   Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

    SECTION 1005.  Limitation on Dividends and Other Distributions.

   The Company will not declare or pay any dividends or make any distribution to holders of its capital stock (other than dividends or distributions payable in capital stock of the Company), or purchase, redeem or otherwise acquire or retire for value any of its capital stock or permit any Subsidiary to purchase, redeem or otherwise acquire or retire for value any of the Company's capital stock if at the time of such action an Event of Default has occurred and is continuing or would exist immediately after giving effect to such action.

    SECTION 1006.  Statement by Officers as to Default.

   The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Sections 1004 and 1005, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

    SECTION 1007.  Waiver of Certain Covenants.

   The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1004 and 1005, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES


    SECTION 1101.  Right of Redemption.

   The Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at any time on or after November 1, 2000 at the Redemption Price specified in the form of Security attached hereto as Exhibit A together with accrued interest through the Redemption Date.

    SECTION 1102.  Applicability of Article.

   Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

    SECTION 1103.  Election to Redeem; Notice to Trustee.

   The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of any of the Securities, the Company shall, at least 30 days but not more than 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

    SECTION 1104.  Selection by Trustee of Securities to Be Redeemed.

   If less than all the Securities are to be redeemed pursuant to Section 1101, the particular Securities to be redeemed shall be selected pro rata or by lot by the Trustee, from the Outstanding Securities not previously called for redemption, and which may provide for the selection for redemption of portions (equal to $25.00 or any integral multiple thereof), of the principal amount of Securities of a denomination larger than $25.00.

   If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

   The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

   For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

    SECTION 1105.  Notice of Redemption.

   Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 15 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register. Any notice given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice or any defect in the notice to the Holder of any Security designated for redemption shall not affect the validity of the proceedings for the redemption of any other Security.

   All notices of redemption shall state:

        (a)  the Redemption Date;

        (b)  the Redemption Price;

        (c) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

        (d) that at the close of business on the Redemption Date the Redemption Price will become due and payable upon the surrender of each such Security to be redeemed and that interest thereon will cease to accrue on and after said time;

        (e) the conversion rate, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion; and

        (f) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

   Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

    SECTION 1106.  Deposit of Redemption Price.

   On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

   If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to the right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 307) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

    SECTION 1107.  Securities Payable on Redemption Date.

   Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, at the close of business on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

   If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

    SECTION 1108.  Securities Redeemed in Part.

   Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE TWELVE

                            CONVERSION OF SECURITIES


    SECTION 1201.  Right of Conversion.

   The Holder of any Security or Securities shall have the right at any time prior to maturity, at his option, to convert, subject to the terms and provisions of this Article, the principal of any such Security or Securities (or any portion of the principal thereof which is $25.00 or an integral multiple of $25.00) into fully paid and nonassessable shares of Common Stock of the Company at the rate of 3.11 shares of Common Stock for each $25.00 principal amount of Securities or, in case an adjustment therein has taken place pursuant to the provisions of Section 1204, then at the rate as so adjusted (except that with respect to any Security or Securities, or any such portion, which shall be called for redemption, such right shall terminate, except as provided in the last paragraph of Section 1202, at the close of business on the Redemption Date for such Security or Securities or portion unless the Company shall default in payment due upon redemption thereof). Such right shall be exercised by the surrender of the Security or Securities, the principal of which is so to be converted, to the Company at any time during regular business hours at any office or agency to be maintained by it in accordance with the provisions of
Section 1002, accompanied by written notice that the Holder elects to convert such Security or Securities or any portion thereof and specifying the name or names (with address) in which a certificate or certificates for Common Stock are to be issued and (if so required by the Company or the Trustee) by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee, duly executed by the Holder or his attorney, duly authorized in writing and transfer tax stamps or funds therefor, if required pursuant to
Section 1210. For convenience, the conversion of all or a portion, as the case may be, of the principal of any Security into the Common Stock of the Company is hereinafter sometimes referred to as the conversion of such Security. All Securities surrendered for conversion shall, if surrendered to the Company or any conversion agent, be delivered to the Trustee for cancellation and cancelled by it or, if surrendered to the Trustee, shall be cancelled by it; and, subject to the next succeeding sentence, no Securities shall be issued in lieu thereof. In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

    SECTION 1202.  Issuance of Common Stock; Time of Conversion.

   As promptly as practicable after the surrender, as herein provided, of any Security or Securities for conversion, the Company shall deliver or cause to be delivered at any office or agency to be maintained by it in accordance with the provisions of Section 1002 to or upon the written order of the Holder of the Security or Securities so surrendered a certificate or certificates representing the number of fully paid and nonassessable shares of Common Stock of the Company into which such Security or Securities (or portion thereof) may be converted in accordance with the provisions of this Article. Subject to the following provisions of this paragraph and of Section 1204, such conversion shall be deemed to have been made as of the close of business on the date that such Security or Securities shall have been surrendered in satisfactory form for conversion, so that the rights of the Holder as a Holder shall cease with respect to such Security or Securities (or the portion thereof being converted) at such time, and the Person or Persons entitled to receive the shares of Common Stock deliverable upon conversion of such Security or Securities (or portion thereof) shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time, and such conversion shall be at the conversion rate in effect at such time; provided, however, that no such surrender on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person or Persons entitled to receive the shares of Common Stock deliverable upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes as of the close of business on the next succeeding day on which such stock transfer books are open, and such conversion shall be deemed to have been made at, and shall be made at the conversion rate in effect at, such time on such next succeeding day.

   If the last day for the exercise of the conversion right shall not be a Business Day, then such conversion right may be exercised on the next succeeding Business Day.

    SECTION 1203.  No Adjustments in Respect of Interest or Dividends.

   Securities surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date shall (except in the case of Securities or portions thereof which have been called for redemption on a Redemption Date during such period) be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Securities being surrendered for conversion. Except as provided in the preceding sentence and subject to the last paragraph of Section 307, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the shares of Common Stock issued upon conversion.

    SECTION 1204.  Adjustment of Conversion Rate.

   The number of shares of Common Stock and number and amount of any other securities and property as hereinafter provided into which each $25.00 principal amount of Securities is convertible (the number of shares of Common Stock issuable at any time, giving effect to the last prior adjustment pursuant to this Section, if any, in exchange for $25.00 principal amount of Securities being hereinafter called the "conversion rate") shall be subject to adjustment from time to time as follows:

   (a) In case the Company shall pay or make a dividend or other distribution on any class or series of its capital stock in shares of Common Stock, the conversion rate then in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by multiplying such conversion rate by a fraction of which the numerator shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the total number of shares constituting such dividend or other distribution and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination.

   (b) In case the Company shall issue rights or warrants to all or substantially all holders of its shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion rate then in effect at the opening of business on the day following the date fixed for such determination shall be increased by multiplying such conversion rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the subscription price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. In the event that all of the shares of Common Stock subject to such rights or warrants have not been issued when such rights or warrants expire, then the conversion rate shall promptly be readjusted to the conversion rate which would then be in effect had the adjustment upon the issuance of such rights or warrants been made on the basis of the actual number of shares of Common Stock issued upon the exercise of such rights or warrants. For the purposes of this paragraph (b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company.

   (c) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares, the conversion rate then in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares, the conversion rate then in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

   (d) In case the Company shall, by dividend or otherwise, distribute to all or substantially all holders of shares of Common Stock evidences of indebtedness or assets (including securities, but excluding any (i) rights or warrants referred to in paragraph (b) of this Section, (ii) any dividend or distribution not prohibited by Section 1005 hereof and (iii) any dividend or distribution referred to in paragraph (a) of this Section), the conversion rate shall be increased so that the same shall equal the rate determined by multiplying the conversion rate then in effect immediately prior to the close of business on the day fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share of Common Stock (determined as provided in paragraph (f) of this Section) on the date fixed for such determination and the denominator shall be such current market price per share of Common Stock less the then fair market value as determined by the Board of Directors of the Company (whose determination shall be conclusive and described in a resolution of the Board of Directors) of the portion of the assets or evidences of indebtedness so distributed allocable to one share of Common Stock, such adjustment to become effective immediately after the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

   (e) In case the shares of Common Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or a stock dividend described in paragraph (a) or paragraph (c) of this Section, or a consolidation, merger or sale of assets described in Section 1206), then and in each such event Holders of Securities shall have the right thereafter to convert such Securities into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such Securities might have been converted immediately prior to such reorganization, reclassification or change.

   (f) For the purpose of any computation under paragraphs (b) and (d) of this Section, the current market price per share of common stock on any date shall be deemed to be the average of the daily Closing Prices for thirty (30) consecutive Trading Days commencing forty-five (45) days before the date in question.

   (g) No adjustment in the conversion rate shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph
(g)) would require an increase or decrease of at least 1% in such rate; provided, however, that the Company may make any such adjustment at its election; and provided, further, that any adjustments which by reason of this paragraph (g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

   (h) The Company may, but shall not be required to, make such increases in the conversion rate, in addition to those required by paragraphs (a), (b), (c) and (d) of this Section, as the Company's Board of Directors considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons. The Company's Board of Directors shall have the power to resolve any ambiguity or correct any error in the adjustments made pursuant to this Section and its actions in so doing shall be final and conclusive.

   (i) Whenever the conversion rate is adjusted as herein provided:

        (i) the Company shall compute the adjusted conversion rate and shall prepare a certificate signed by the President and Chief Financial Officer of the Company setting forth the adjusted conversion rate and showing in reasonable detail the facts upon which such determination is based and the computation thereof, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of Securities; and

        (ii) a notice stating that the conversion rate has been adjusted and setting forth the adjusted conversion rate shall as soon as practicable be mailed by the Company to all Holders of Securities at their last addresses as they shall appear on the Security Register and to the Trustee.

   (j) In the event that at any time, as a result of any adjustment made pursuant to this Article, the Holder of any Security thereafter surrendered for conversion shall become entitled to receive any shares of the Company other than shares of Common Stock or to receive any other securities, the number of such other shares or securities so receivable upon conversion of any Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in this Article with respect to the Common Stock.

    SECTION 1205.  No Fractional Shares.

   No fractional shares or script representing fractional shares of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof), so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to such fraction multiplied by the current market price per share of Common Stock (determined as provided in paragraph (f) of Section 1204) on the day of conversion.

    SECTION 1206.  Conversion in Case of Consolidation, Merger or Sale of
Assets.

        In case of any consolidation of the Company with, or merger of the Company into, any other Person, or in case of any merger of another Person into the Company (other than a consolidation or merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, to convert such Security into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Security would have been converted immediately prior to such consolidation, merger, sale or transfer. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable
to the adjustments provided for in this Article.   The above provisions of this
Section shall similarly apply to successive consolidations, mergers, sales or transfers.

    SECTION 1207.  Notice of Certain Corporate Action.

   (a)  In case:

        (i) the Company shall (A) declare any dividend (or any other distribution) on shares of its Common Stock other than (1) a dividend payable in shares of Common Stock or (2) a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (B) declare or authorize a redemption or repurchase of in excess of 25% of the then outstanding shares of Common Stock; or

        (ii) the Company shall authorize the granting to the holders of its shares of Common Stock of rights or warrants entitling them to subscribe for or purchase any shares of capital stock of the Company or of any other rights or warrants; or

        (iii) of any reclassification of the shares of Common Stock of the Company, or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company, or of any compulsory share exchange whereby the Common Stock will be converted into cash or other securities or property; or

        (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the Trustee and to be mailed to each Holder of Securities at his/her last address appearing on the Security Register, as promptly as possible but in any event at least fifteen (15) days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution, redemption or granting of rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up. Such notice shall also state whether such transaction will result in any adjustment in the conversion rate applicable to the Securities and, if so, shall state what the adjusted conversion rate will be and when it will become effective. Neither the failure to give the notice required by this Section, nor any defect therein, to any particular Holder shall affect the sufficiency of the notice or the legality or validity of any such dividend, distribution, redemption, right, warrant, reclassification, consolidation, merger, sale, transfer, share exchange, liquidation, dissolution or winding-up, or the vote on any action authorizing such with respect to the other Holders.

   (b) In case the Company or any Affiliate of the Company shall propose to engage in a "Rule 13e-3 Transaction" as defined in Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended, the Company shall, no later than the date on which any information with respect to such Rule 13e-3 Transaction is first required to be given to the Commission or any other person pursuant to such Rule 13e-3, cause to be mailed to all Holders at their last addresses as they shall appear on the Security Register, a copy of all information required to be given to the Commission or such other person pursuant to such Rule 13e-3. The information required to be given under this paragraph shall be in addition to and not in lieu of any other information required to be given by the Company pursuant to this Section.

    SECTION 1208.  Shares to be Reserved; Accounting Treatment of Consideration.

   The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, free from preemptive rights solely for the purpose of issue upon conversion of Securities as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding Securities. The Company covenants that all shares of Common Stock which shall be so issuable shall, when issued, be duly and validly issued and fully paid and nonassessable.

   The Company covenants that, upon conversion of Securities as herein provided, there will be credited to the Common Stock capital account from the consideration for which the shares of Common Stock issuable upon such conversion are issued an amount per share of Common Stock so issued as determined by the Board of Directors, which amount shall not be less than the amount required by law and by the Company's articles of incorporation, as amended, as in effect on the date of such conversion. For the purposes of this covenant the principal amount of the Securities converted, less any cash paid in respect of fractional share interests upon such conversion, shall be deemed to be the amount of consideration for which the shares of Common Stock issuable upon such conversion are issued.

    SECTION 1209.  Registration and Listing of Shares.

   The Company covenants that if any shares of Common Stock required to be reserved for purposes of conversion of Securities hereunder require registration with or approval of any govern-mental authority under any Federal or State law before such shares may be issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved, as the case may be. The Company further covenants that so long as the Common Stock of the Company is listed on the New York Stock Exchange or any other national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of Securities.

    SECTION 1210.  Taxes and Charges.

   The issuance of certificates for shares of Common Stock upon the conversion of Securities shall be made without charge to the converting Holder of Securities for such certificates or for any tax in respect of the issuance of such certificates or the securities represented thereby, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the Holders of the Securities converted; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of the Security converted, and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

    SECTION 1211.  Trustee and Conversion Agents Not Liable.

   Neither the Trustee nor any conversion agent shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the conversion rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock or of any securities or cash or other property which may at any time be issued or delivered upon the conversion of any Security, or makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion, or, subject to
Section 601, to comply with any of the covenants of the Company contained in this Article.

                               ARTICLE THIRTEEN

                          SUBORDINATION OF SECURITIES


    SECTION 1301.  Securities Subordinate to Senior Indebtedness.

   The Company covenants and agrees, and each Holder of a Security by his acceptance thereof likewise covenants and agrees that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Securities and the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

    SECTION 1302.  Payment Over of Proceeds Upon Dissolution, Etc.

   Upon any distribution of assets of the Company in the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then, and in any such event, the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provisions shall be made for such payment in money or money's worth, before the Holders of the Securities are entitled to receive any payment on account of the redemption price or principal of (or premium, if any) or interest on the Securities, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, which may be payable or deliverable in respect of the Securities in any such case, proceeding, dissolution, liquidation or other winding up or event.

   In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall then have been made known to the Trustee, or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

   For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinated at least to the extent provided in this Article with respect to the Securities to the payment of all Senior Indebtedness which may at the time be outstanding; provided, however, that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and
(ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided in Article Eight shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section if such other Person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eight.

    SECTION 1303. Prior Payment to Senior Indebtedness Upon Acceleration of Securities.

   In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all such Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) by the Company on account of the redemption price or principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities.

   In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Securities prohibited by the foregoing provisions of this Section, and if such facts shall then have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company for the benefit of the holders of Senior Indebtedness.

   The provisions of this Section shall not apply to any payment with respect to which Section 1302 would be applicable.

    SECTION 1304.  No Payment When Senior Indebtedness in Default.

   In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or in the event any judicial proceeding shall be pending with respect to any such default in payment or event of default, then no payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) shall be made by the Company on account of redemption price or principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities.

   In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall then have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company for the benefit of the holders of Senior Indebtedness.

   The provisions of this Section shall not apply to any payment with respect to which Section 1302 would be applicable.

    SECTION 1305.  Payment Permitted if No Default.

   Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 1302 or under the conditions described in Section 1303 or 1304, from making payments at any time of redemption price or principal of (and premium, if any) or interest on the Securities, (b) the application by the Trustee or the retention thereof by the Holders of any money deposited with it hereunder to the payment of or on account of the redemption price or principal of (and premium, if any) or interest on the Securities if, at the time of such application, the Trustee did not have knowledge that such payment would have been prohibited by the provisions of this Article, or (c) the conversion of the Securities.

    SECTION 1306.  Subrogation to Rights of Holders of Senior Indebtedness.

   Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the Company or to the holders of Senior Indebtedness by Holders of the Securities or the Trustee shall, as between the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Securities.

   SECTION 1307.  Provisions Solely to Define Relative Rights.

   The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company, or is intended to or shall affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the Trustee or such Holder.

    SECTION 1308.  Trustee to Effectuate Subordination.

   Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, without limitation, to execute, verify, deliver and file any proofs of claim which any holder of Senior Indebtedness may at any time require in order to prove and realize upon any rights or claims pertaining to the Securities and to effectuate the full benefit of the subordination contained here. Upon failure of the Trustee so to do, any such holder of Senior Indebtedness shall be deemed to be irrevocably appointed the agent and attorney-in-fact of the Holders to execute, verify, deliver and file such proofs of claim.

    SECTION 1309.  No Waiver of Subordination Provisions.

   No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time and in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act in good faith by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

   Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

    SECTION 1310.  Notice to Trustee.

   The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article. Failure to give such notice shall not affect the subordination of the Securities to Senior Indebtedness. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received, at least three Business Days prior to the date upon which by the terms hereof any such money may become payable for any purpose (including without limitation, the payment of the redemption price or principal of, and premium, if any, or interest on any Security), the notice with respect to such money provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date. The Trustee shall not be charged with knowledge of the curing of any default with respect to the Senior Indebtedness or of the elimination of the act or condition preventing any payment under this Article unless and until two Business Days after the Trustee shall have received a notice from the party which originally notified the Trustee of the occurrence of a default with respect to the Senior Indebtedness.

   Subject to the provisions of Section 601, the Trustee shall be entitled to rely conclusively on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or agent on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or agent on behalf of any such holder). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to give notice hereunder or to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

    SECTION 1311.  Reliance on Judicial Order or Certificate of Liquidating
Agent.

   Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pursuant thereto or to this Article.

    SECTION 1312.  Trustee Not Fiduciary for Holders of Senior Indebtedness.

   The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

    SECTION 1313. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.

   The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

   Nothing in this Article shall apply to claims of, or payments to, the Trustee or any predecessor Trustee under or pursuant to Section 607.

    SECTION 1314.  Article Applicable to Paying Agents.

   In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this
Article in addition to or in place of the Trustee; provided, however, that
Section 1313 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

   IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                            PHOENIX DUFF & PHELPS CORPORATION



                            By:
                               -----------------------------
                               Name:
                               Title:


                            HARRIS TRUST AND SAVINGS BANK,
                               as Trustee


                            By:
                               -----------------------------
                               Name:
                               Title:

                                                                       EXHIBIT A

                                 [FORM OF FACE]


                       PHOENIX DUFF & PHELPS CORPORATION

                          6% CONVERTIBLE SUBORDINATED
                               DEBENTURE DUE 2015

No. __________                                                       $__________


   PHOENIX DUFF & PHELPS CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________, or registered assigns, the principal sum of __________ Dollars on November 1, 2015, and to pay interest thereon from April 3, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly on March 10, June 10, September 10 and December 10, in each year, commencing June 10, 1998 at the rate of 6% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 20, May 20, August 20 or November 20 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

   Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. The Indenture includes limitations on the right of the Holder to institute a proceeding, judicial or otherwise, with respect to the Indenture, for the appointment of a receiver or trustee, or for any other remedy under the Indenture.

   Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security will not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

   IN WITNESS WHEREOF, the Company has caused this Security to be duly executed in its name by the manual or facsimile signature of its Chairman of the Board or its President or any Vice President and has caused a facsimile of the seal of the Company to be place on this Security.


                            PHOENIX DUFF & PHELPS CORPORATION


                            By:
                               ------------------------------
[SEAL]

Attest:


------------------------------


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

   This is one of the Securities referred to in the within-mentioned Indenture.


Dated:                                  Harris Trust and Savings Bank
      -------------------------         as Trustee



                                        By:
                                           -------------------------------
                                        Authorized Officer

                               [FORM OF REVERSE]

   This Security is one of a duly authorized issue of Securities of the Company designated as its 6% Convertible Subordinated Debentures due 2015 (herein called the "Securities"), limited in aggregate principal amount to $81,575,000, issued and to be issued under an Indenture, dated as of April 1, 1998, (herein called the "Indenture"), between the Company and Harris Trust and Savings Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

   Subject to the provisions of the Indenture, the Holder hereof has the right, at his option, at any time prior to maturity, to convert the principal amount of this Security (or any portion of the principal amount hereof which is an integral multiple of $25.00) into fully paid and nonassessable shares of Common Stock of the Company at the conversion rate of 3.11 shares of Common Stock for each $25.00 principal amount of Securities, subject to such adjustment, if any, of the conversion rate and the securities or other property issuable upon conversion as may be required by the provisions of the Indenture (except that, in case this Security (or any portion hereof) shall be called for redemption before maturity, such right shall terminate at the close of business on the Redemption Date for this Security (or such portion hereof), unless in any such case the Company shall default in payment due upon such redemption), but only upon surrender of this Security for the purpose of such conversion to the Company at the designated office or agency of the Company for such purpose pursuant to the provisions of the Indenture, accompanied by written notice that the Holder elects to convert this Security or any portion hereof and specifying the name or names (with address or addresses) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by the Company or the Trustee) by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by the registered Holder or his duly authorized legal representative and transfer tax stamps or funds therefor, if required pursuant to the provisions of the Indenture and, in case such surrender shall be made during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption on a Redemption Date during such period), also accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement with respect to payment in the event of conversion after the close of business on a Regular Record Date, no adjustment is to be made on conversion for interest accrued hereon or for dividends on shares of Common Stock issued on conversion. No fractional shares are issuable upon any conversion, but in lieu thereof the Company shall pay therefor in cash as provided in the Indenture.

   The Securities are subject to redemption upon not less than 15 nor more than 60 days' notice by first class mail, postage prepaid, at any time on or after November 1, 2000 as a whole or from time to time in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

   In the event of redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

   In case of any consolidation of the Company with, or merger of the Company into, any other Person, or in case of any merger of another Person into the Company (other than a consolidation or merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, to convert such Security into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Security would have been converted immediately prior to such consolidation, merger, sale or transfer. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in the Indenture.

   The indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, expressly subordinate and subject in right of payment to the prior payment in full of any Senior Indebtedness of the Company or provision for such payment, whether outstanding at the date of the Indenture or thereafter incurred, and each Holder of this Security, by his acceptance hereof, agrees to and shall be bound by such provisions of the Indenture and authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate such subordination and appoints the Trustee his attorney-in-fact for any and all such purposes.

   If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

   The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

   No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

   As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar and duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

   The Securities are issuable only in registered form without coupons in denominations of $25.00 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

   No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

   Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

   All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                ASSIGNMENT FORM


If you the Holder want to assign this Security, fill in the form below and have your signature guaranteed:

For value received, I or we assign and transfer this Security to

                     (INSERT ASSIGNEE'S SOCIAL SECURITY OR
                           TAX IDENTIFICATION NUMBER)

                   ----------------------------------------



                   ----------------------------------------


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------


             (Print or type assignee's name, address and zip code)


and irrevocably appoint
                        ----------------------

                            . agent to transfer this Security on the books of
----------------------------
the Company. The agent may substitute another to act for him.

))))))))))))))))))))))))))))))))))))))))))))))))))))))))))))))))))))))))))))))))

Date:
     ------------------------

Your signature:
                ---------------------------
               (Sign exactly as your name appears on the other
                side of this Security)


Signature Guarantee:
                    ---------------------

                               CONVERSION NOTICE

To convert this Security into shares of Common Stock of the Company, check the box:

                        ------------------------------


                        ------------------------------

To convert only part of this Security, state the principal amount to be converted (which must be a minimum of $25.00 or any multiple thereof):

                   ----------------------------------------



                   ----------------------------------------


If you want the Security certificate, if any, made out in another person's name, fill in the form below:

                   (INSERT OTHER PERSON'S SOCIAL SECURITY OR
                           TAX IDENTIFICATION NUMBER)

              --------------------------------------------------



              --------------------------------------------------



-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------


           (Print or type other person's name, address and zip code)


))))))))))))))))))))))))))))))))))))))))))))))))))))))))))))))))))))))))))))))))


Date:
      ----------------------------

Your Signature:
                ---------------------------

(Sign exactly as your name appears on the other side of this Security)

Signature Guaranteed By:
                         ----------------------